UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2010

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2010, the Board of Directors (the “Board”) of P&F Industries, Inc. (the “Registrant”), upon recommendation of the Board’s nominating committee (the “Nominating Committee”), increased the size of the Board from eight to nine directors and appointed Howard Brod Brownstein as a director of the Registrant, effective July 29, 2010, to fill the vacancy created by the increase in the size of the Board.  The Board affirmatively determined that Mr. Brownstein is independent of the Registrant under Nasdaq listing standards and the standards set forth described in the Registrant’s Definitive Proxy Statement on Schedule 14A (the “2010 Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2010, under the caption “Corporate Governance—Director Independence.”  Mr. Brownstein will serve in the class of directors whose term expires at the 2012 annual meeting of stockholders or until his successor is elected and qualified.  Mr. Brownstein has not been named to serve on any of the Board’s committees at this time.  Mr. Brownstein’s compensation for his services as an independent director, including the granting on July 29, 2010 of stock options immediately exercisable for 2,000 shares of the Registrant’s common stock, will be consistent with the Registrant’s compensation practices for independent directors described in the 2010 Proxy Statement, under the caption “Director Compensation.”  The annual compensation fee paid to Mr. Brownstein will be prorated during 2010, based on the effective date of his appointment to the Board.

For the past twenty years, Mr. Brownstein has been a turnaround professional, currently as the president of The Brownstein Corporation, which provides turnaround management and advisory services to companies and their stakeholders, as well as investment banking services, fiduciary services, and litigation consulting, investigations and valuation services.  From 1999 through 2009, Mr. Brownstein was a Founding Principal of NachmanHaysBrownstein, Inc. where, in addition to leading turnaround assignments for its clients, advising senior management and fulfilling a senior management role, he had overall responsibility for the firm’s transactional activities and for the marketing of its services to clients.  From 2003 through 2006, he served on the boards of directors and audit committees of Special Metals Corporation, a privately held nickel alloy producer (where he also chaired the audit committee), and Magnatrax Corporation, a privately held manufacturer of metal buildings.  He currently serves on the board of directors of Betsey Johnson, a privately held apparel designer and retailer.

As previously reported by the Registrant, the Nominating Committee, consistent with the policy the Board adopted in October 2009, has been engaged in a process of evaluating suggestions received from stockholders as to candidates for addition to the Board as an additional director. Candidates (including a significant stockholder who had expressed through his Schedule 13D filings with the Securities and Exchange Commission an interest in serving as a director) were evaluated with a view to determining their levels of interest in joining the Board, their ability to commit to full participation in the Board’s work, their backgrounds and their qualifications for serving on the Board, enhancing its deliberations and contributing to its stewardship responsibilities. The Nominating Committee’s process culminated in its recommendation, which the Board accepted, that Mr. Brownstein (who was suggested for consideration by another of the Registrant’s significant stockholders) would make a valuable addition to the Board and that no further expansion of the Board was warranted.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective July 29, 2010, the Board amended the By-laws of the Registrant (the “By-laws”). The following summary of the amendments to the By-laws is qualified in its entirety by reference to the amended By-laws filed as Exhibit 3.1 attached hereto and incorporated herein by reference. Among the changes to the By-laws, the Board:

•                  Amended Article III, Section 1 to provide that the Board consists of nine members.  The By-laws previously provided that the Board consisted of eight persons.

•                  Amended Article V, Section IV to delete the requirement that the Registrant’s Chairman of the Board be the Chief Executive Officer of the Registrant. This amendment does not change the current chairmanship of the Board, which remains filled by the Registrant’s President and Chief Executive Officer.  Article V, Section IV was also amended to provide that the Chairman of the Board shall, in addition to presiding at all meetings of the Board, have such other duties as the Board may from time to time determine.

•                  Amended Article V, Section 5 to provide that the President of the Registrant shall be the chief executive officer of the Registrant rather than the chief operating officer.

Item 8.01.              Other Events.

On June 3, 2010, the Board resolved to appoint a lead independent director. On July 29, 2010, the Board adopted a formal charter in further implementation of that resolution, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

On July 29, 2010, the Board revised the Registrant’s policy with respect to communications with the Board, changing the designated recipient of proper communications from the “Chairman of the Nominating Committee” to the “Lead Independent Director”.  The revised policy is as follows:

“Communication with the Board of Directors

Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, or the non-management directors as a group, may do so by directing a written request addressed to such directors or director, care of the Lead Independent Director, P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville, New York 11747. Communication(s) directed to members of the Board of Directors who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.”

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits:

	3.1	By-laws of the Registrant (as amended July 29, 2010)

	99.1	Charter of the Lead Independent Director of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: August 2, 2010
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer